AXP(R)
                                                                  Utilities
                                                                Income Fund

                                                         2001 ANNUAL REPORT
                                                     (PROSPECTUS ENCLOSED)

American
 Express(R)
Funds

AXP Utilities Income Fund seeks to
provide shareholders with a high level
of current income. Secondary goals
are growth of income and capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Basic Investing

Making money in the stock market isn't limited to trying to discover the next high-flyer in a new industry. Many investors prefer to focus instead on businesses that provide basic needs such as electricity, water and telephone service. In addition to enjoying enduring demand for their services, utilities have a track record of paying above-average dividends.


Table of Contents

2001 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                   3
From the Portfolio Manager                          3
Fund Facts                                          5
The 10 Largest Holdings                             6
Making the Most of the Fund                         7
The Fund's Long-term Performance                    8
Board Members and Officers                          9
Independent Auditors' Report                       11
Financial Statements                               12
Notes to Financial Statements                      15
Investments in Securities                          23
Federal Income Tax Information                     26

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2   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
First, I want to thank you for being a shareholder in American Express funds. While we strongly believe in the virtues of investment, we also are very sensitive to the fluctuations of the financial markets. That is why we want to re-emphasize the importance of making certain that you frequently review your investments and regularly meet with your financial advisor. By doing so, you can take advantage of shifts in the markets to position your portfolio relative to expected market volatility and, possibly, achieve better overall performance.

Second, I strongly advise that you keep a focus on the long-term. Reviewing past performance is helpful, but it should not be viewed as a leading indicator of the future. One constant is the necessity to have a financial plan based on appropriate asset allocation. Make sure that the plan provides what you need and expect.

Our job, as a Board, is to monitor and confirm that the Fund complies with its investment objective and that its management style stays on target. We want the Fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

(picture of) Bernhard M. Fleming
Bernhard M. Fleming
Portfolio manager

From the Portfolio Manager
Despite a late-period downturn in the utilities sector that eroded much of its gain, AXP Utilities Income Fund turned in a positive performance during the past fiscal year. For the 12 months -- July 2000 through June 2001 -- the Fund's Class A shares generated a total return (excluding the sales charge) of 6.14%. (Part of the return came in the form of a capital gain, which was paid to shareholders in December 2000 and reduced the Fund's net asset value by a like amount at that time.)

In a nutshell, it was a best-of-times, worst-of-times period for utilities stocks. During the first six months, stocks of electric-power providers enjoyed substantial price run-ups. That was complemented by the performance of natural gas stocks, which also experienced a very healthy gain. Both groups' success centered on a simple economic concept: supply and demand. And during the first half of the period, there wasn't much of the former while there was plenty of the latter -- a condition that almost always leads to higher prices. For the Fund, the result was a gain of more than 18% through December.

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3   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

NEW YEAR, NEW ENVIRONMENT

But shortly after the turn of the new year, the environment changed markedly. In what would become known as the "California effect," the supplies of electricity and natural gas could no longer keep up with demand, which in turn sharply drove up prices at the wholesale level. However, in California regulators restricted price increases at the consumer level, putting utilities in a financial bind and, in fact, resulting in one major electricity and natural gas provider filing bankruptcy. While the situation was easily most acute in California, the speculation that it could spread nationwide cast a pall over electric and natural gas stocks as a whole. For example, Enron, a major utility stock, fell by some 40%. Naturally, the Fund was penalized by the negative environment, which affected not only California-based utilities but any of several utilities providing energy (electricity or natural gas) to the state.


To try to combat the situation, I reduced holdings among utilities most vulnerable to the situation and raised the level of cash reserves in the portfolio. Still, because the foundation of the portfolio is built upon stocks of top-quality companies, many of which have exposure to the California situation, the Fund was forced to give back much of the substantial gain earned during the first half of the fiscal year.

The environment for telephone utilities, the smallest component of the portfolio, was less volatile, though there were considerable price swings. Dismal performers through last December, phone stocks picked up during the second half of the fiscal year. My emphasis remained on local-service providers in the U.S., rather than on foreign, wireless and long-distance phone companies.

Looking ahead to the current fiscal year, I think the key to the performance of electric and natural gas stocks is a resolution to the situation in California, which seems likely to come about before long. At that point, the stocks should begin to perform better and, I expect, return to generating positive returns. In the meantime, I look for relatively steady performance from local-service telephone stocks.



Bernhard M. Fleming

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4   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

Fund Facts
Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
June 30, 2001                                                        $9.23
June 30, 2000                                                        $9.16
Increase                                                             $0.07

Distributions -- July 1, 2000 - June 30, 2001
From income                                                          $0.13
From long-term capital gains                                         $0.39
Total distributions                                                  $0.52
Total return*                                                       +6.14%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
June 30, 2001                                                        $9.17
June 30, 2000                                                        $9.16
Increase                                                             $0.01

Distributions -- July 1, 2000 - June 30, 2001
From income                                                          $0.11
From long-term capital gains                                         $0.39
Total distributions                                                  $0.50
Total return*                                                       +5.27%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
June 30, 2001                                                        $9.17
June 30, 2000                                                        $9.16
Increase                                                             $0.01

Distributions -- July 1, 2000 - June 30, 2001
From income                                                          $0.11
From long-term capital gains                                         $0.39
Total distributions                                                  $0.50
Total return*                                                       +5.27%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
June 30, 2001                                                        $9.24
June 30, 2000                                                        $9.16
Increase                                                             $0.08

Distributions -- July 1, 2000 - June 30, 2001
From income                                                          $0.13
From long-term capital gains                                         $0.39
Total distributions                                                  $0.52
Total return*                                                       +6.29%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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5   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

The 10 Largest Holdings

                                     Percent                     Value
                                 (of net assets)         (as of June 30, 2001)

Verizon Communications                5.44%                  $139,100,000
Dynegy Cl A                           4.00                    102,300,000
Dominion Resources                    4.00                    102,221,000
PPL                                   3.98                    101,750,000
BellSouth                             3.94                    100,675,000
Mirant                                3.36                     86,000,000
DTE Energy                            3.27                     83,592,000
Allegheny Energy                      3.21                     82,025,000
NiSource                              3.21                     81,990,000
SBC Communications                    3.13                     80,120,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 37.54% of net assets

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6   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.


THREE WAYS TO BENEFIT FROM A MUTUAL FUND:
o  your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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7   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

The Fund's Long-term Performance
(line chart)
How your $10,000 has grown in AXP Utilities Income Fund

$60,000

$50,000

$40,000                                                                $33,978
                                                          AXP Utilities Income
$30,000                                                           Fund Class A
                                        Lipper Utility Funds Index
$20,000                 S&P 500 Index

   $9,425


'91     '92     '93     '94     '95    '96     '97    '98     '99     '00    '01

Average Annual Total Returns (as of June 30, 2001)

                 1 year           5 years       10 years       Since inception

Class A             +0.04%          +13.14%        +13.01%             N/A
Class B             +1.27%          +13.52%           N/A           +15.19%*
Class C             +4.27%             N/A            N/A            +2.81%**
Class Y             +6.29%          +14.63%           N/A           +16.20%*

   * Inception date was March 20, 1995.
  ** Inception date was June 26, 2000.


Assumes: Holding period from 7/1/91 to 6/30/01. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $19,760. Also see "Past Performance" in the Fund's current prospectus.


On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Utility Funds Index. In comparing AXP Utilities Income Fund (Class A) to these indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.


S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

Lipper Utility Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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8   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 68 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members
                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
address,                           and length     during past            Other
age                                of service     5 years                directorships
---------------------------------- -------------- ---------------------- --------------------------
H. Brewster Atwater, Jr.           Board member   Retired chairman and   Merck & Co., Inc.
4900 IDS Tower                     since 1996     chief executive        (pharmaceuticals)
Minneapolis, MN 55402                             officer, General
Born in 1931                                      Mills, Inc.
                                                 (consumer foods)
---------------------------------- -------------- ---------------------- --------------------------
Arne H. Carlson                    Chair of the   Chairman, Board
901 S. Marquette Ave.              Board since    Services Corporation
Minneapolis, MN 55402              1999           (provides
Born in 1934                                      administrative
                                                  services to boards)
                                                  Former Governor of
                                                  Minnesota
---------------------------------- -------------- ---------------------- --------------------------
Lynne V. Cheney                    Board member   Distinguished          The Reader's Digest
American Enterprise Institute      since 1994     Fellow, AEI            Association Inc.
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
---------------------------------- -------------- ---------------------- --------------------------
Livio D. DeSimone                  Board member   Retired chair of the   Cargill, Incorporated
30 Seventh Street                  since 2001     board and chief        (commodity merchants and
St. Paul, MN 55101-4901                           executive officer,     processors), Target
Born in 1936                                      Minnesota Mining and   Corporation (department
                                                  Manufacturing (3M)     stores), General Mills,
                                                                         Inc. (consumer foods)
                                                                         and Vulcan Materials
                                                                         Company (construction
                                                                         materials/ chemicals)
---------------------------------- -------------- ---------------------- --------------------------
Ira D. Hall                        Board member   Treasurer, Texaco
Texaco, Inc.                       since 2001     Inc. since 1998.
2000 Westchester Avenue                           Prior to that,
White Plains, NY 10650                            director,
Born in 1944                                      International
                                                  Operations IBM Corp.
---------------------------------- -------------- ---------------------- --------------------------
Heinz F. Hutter                    Board member   Retired president
P.O. Box 2187                      since 1994     and chief operating
Minneapolis, MN 55402                             officer, Cargill,
Born in 1929                                      Incorporated
                                                  (commodity merchants
                                                  and processors)
---------------------------------- -------------- ---------------------- --------------------------
Anne P. Jones                      Board member   Attorney and           Motorola, Inc.
5716 Bent Branch Rd.               since 1985     telecommunications     (electronics)
Bethesda, MD 20816                                consultant
Born in 1935
---------------------------------- -------------- ---------------------- --------------------------
William R. Pearce                  Board member   RII Weyerhaeuser
2050 One Financial Plaza           since 1980     World Timberfund,
Minneapolis, MN 55402                             L.P. (develops
Born in 1927                                      timber resources) -
                                                  management
                                                  committee; Former
                                                  chair, American
                                                  Express Funds
---------------------------------- -------------- ---------------------- --------------------------

------------------------------------------------------------  ------------------

9   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

Independent Board Members
                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
address,                           and length     during past            Other
age                                of service     5 years                directorships
---------------------------------- -------------- ---------------------- --------------------------
Alan K. Simpson                    Board member   Former three-term      Biogen, Inc.
1201 Sunshine Ave.                 since 1997     United States          (bio-pharmaceuticals)
Cody, WY 82414                                    Senator for Wyoming
Born in 1931
---------------------------------- -------------- ---------------------- --------------------------
C. Angus Wurtele                   Board member   Retired chair of the   The Valspar Corporation
Suite 1700                         since 1994     board and chief        (paints), Bemis
Foshay Tower                                      executive officer,     Corporation (packaging)
Minneapolis, MN 55402                             The Valspar
Born in 1934                                      Corporation
---------------------------------- -------------- ---------------------- --------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name, address, age           Position held    Principal occupations  during past       Other directorships
                             with             five years
                             Registrant and
                             length of
                             service
---------------------------- ---------------- ---------------------------------------- ----------------------------------------

David R. Hubers              Board member     Retired chief executive officer and      Chronimed Inc. (specialty
50643 AXP Financial Center   since 1993       director and current chair of the        pharmaceutical distribution) RTW Inc.
Minneapolis, MN 55474                         board of AEFC                            (manages workers  compensation
Born in 1943                                                                           programs) Lawson Software, Inc.
                                                                                       (technology based business
                                                                                       applications)

---------------------------- ---------------- ---------------------------------------- ----------------------------------------
John R. Thomas               Board member     Senior vice president - information
50652 AXP Financial Center   since 1987,      and technology of AEFC
Minneapolis, MN 55474        president
Born in 1937                 since 1997
---------------------------- ---------------- ---------------------------------------- ----------------------------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, the Fund's other officers are:

Other Officers

Name, address, age           Position held    Principal occupations  during past       Other directorships
                             with             five years
                             Registrant and
                             length of
                             service
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
John M. Knight               Treasurer        Vice president -  investment
50005 AXP Financial Center   since 1999       accounting of AEFC
Minneapolis, MN 55474
Born in 1952
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
Leslie L. Ogg                Vice             President of Board Services
901 S. Marquette Ave.        president,       Corporation
Minneapolis, MN 55402        general
Born in 1938                 counsel and
                             secretary
                             since 1978
---------------------------- ---------------- ---------------------------------------- ----------------------------------------

Frederick C. Quirsfeld       Vice president   Senior vice president -  fixed income
53609 AXP Financial Center   since 1998       and director of AEFC
Minneapolis, MN 55474
Born in 1947

---------------------------- ---------------- ---------------------------------------- ----------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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10   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP UTILITIES INCOME FUND, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Utilities Income Fund, Inc. as of June 30, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended June 30, 2001, and the financial highlights for each of the years in the five-year period ended June 30, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Utilities Income Fund, Inc. as of June 30, 2001, and the results of its operations, changes in its net assets, and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP
Minneapolis, Minnesota
August 3, 2001

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11   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Utilities Income Fund, Inc.

June 30, 2001
Assets
Investments in securities, at value (Note 1)
   (identified cost $2,371,831,598)                                                $2,572,442,454
Cash in bank on demand deposit                                                             47,111
Capital shares receivable                                                                 162,199
Dividends and accrued interest receivable                                               3,125,276
Receivable for investment securities sold                                              13,301,570
                                                                                       ----------
Total assets                                                                        2,589,078,610
                                                                                    -------------

Liabilities
Dividends payable to shareholders                                                         443,568
Capital shares payable                                                                        500
Payable for investment securities purchased                                            31,994,098
Accrued investment management services fee                                                 39,319
Accrued distribution fee                                                                   34,466
Accrued service fee                                                                             4
Accrued transfer agency fee                                                                 8,988
Accrued administrative services fee                                                         2,205
Other accrued expenses                                                                    274,716
                                                                                          -------
Total liabilities                                                                      32,797,864
                                                                                       ----------
Net assets applicable to outstanding capital stock                                 $2,556,280,746
                                                                                   ==============


Represented by
Capital stock -- $.01 par value (Note 1)                                           $    2,776,301
Additional paid-in capital                                                          2,279,025,380
Undistributed net investment income                                                       195,169
Accumulated net realized gain (loss)                                                   73,676,596
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                        200,607,300
                                                                                      -----------
Total -- representing net assets applicable
to outstanding capital stock                                                       $2,556,280,746
                                                                                   ==============
Net assets applicable to outstanding shares:   Class A                             $1,703,628,779
                                               Class B                             $  839,048,403
                                               Class C                             $   11,914,827
                                               Class Y                             $    1,688,737
Net asset value per share of
outstanding capital stock:                     Class A shares        184,623,613   $         9.23
                                               Class B shares         91,524,587   $         9.17
                                               Class C shares          1,299,098   $         9.17
                                               Class Y shares            182,755   $         9.24
                                                                         -------   --------------


See accompanying notes to financial statements.

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12   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

Statement of operations
AXP Utilities Income Fund, Inc.

Year ended June 30, 2001
Investment income

Income:
Dividends                                                                            $ 58,083,509
Interest                                                                                7,800,745
   Less foreign taxes withheld                                                           (211,329)
                                                                                         --------
Total income                                                                           65,672,925
                                                                                       ----------
Expenses (Note 2):
Investment management services fee                                                     15,139,721
Distribution fee
   Class A                                                                              4,222,615
   Class B                                                                              7,817,505
   Class C                                                                                 55,477
Transfer agency fee                                                                     2,478,501
Incremental transfer agency fee
   Class A                                                                                183,985
   Class B                                                                                158,622
   Class C                                                                                  1,740
Service fee -- Class Y                                                                      1,414
Administrative services fees and expenses                                                 804,152
Compensation of board members                                                              15,461
Custodian fees                                                                            158,225
Printing and postage                                                                      335,355
Registration fees                                                                         217,181
Audit fees                                                                                 28,000
Other                                                                                      48,629
                                                                                           ------
Total expenses                                                                         31,666,583
   Earnings credits on cash balances (Note 2)                                            (157,843)
                                                                                         --------
Total net expenses                                                                     31,508,740
                                                                                       ----------
Investment income (loss) -- net                                                        34,164,185
                                                                                       ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                      75,839,079
   Foreign currency transactions                                                          (54,746)

   Options contracts written (Note 5)                                                   3,011,453
                                                                                        ---------

Net realized gain (loss) on investments                                                78,795,786
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  (6,116,542)
                                                                                       ----------
Net gain (loss) on investments and foreign currencies                                  72,679,244
                                                                                       ----------
Net increase (decrease) in net assets resulting from operations                      $106,843,429
                                                                                     ============

See accompanying notes to financial statements.

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13   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Utilities Income Fund, Inc.

Year ended June 30,                                                       2001            2000
Operations and distributions
Investment income (loss) -- net                                    $   34,164,185  $   35,726,530
Net realized gain (loss) on investments                                78,795,786     114,895,294
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                     (6,116,542)   (117,151,373)
                                                                       ----------    ------------
Net increase (decrease) in net assets resulting from operations       106,843,429      33,470,451
                                                                      -----------      ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                         (22,658,222)    (28,200,869)
      Class B                                                          (9,126,178)     (6,981,685)
      Class C                                                             (66,976)             --
      Class Y                                                             (19,569)        (14,339)
   Net realized gain
      Class A                                                         (64,882,637)   (107,789,577)
      Class B                                                         (30,197,477)    (42,653,415)
      Class C                                                            (194,083)             --
      Class Y                                                             (53,719)        (47,744)
                                                                          -------         -------
Total distributions                                                  (127,198,861)   (185,687,629)
                                                                     ------------    ------------

Capital share transactions (Note 4)

Proceeds from sales
   Class A shares (Note 2)                                            419,312,907     370,648,512
   Class B shares                                                     315,386,779     305,471,683
   Class C shares                                                      13,282,893         155,148
   Class Y shares                                                       1,082,902         550,881
Reinvestment of distributions at net asset value
   Class A shares                                                      83,784,896     122,974,562
   Class B shares                                                      38,457,478      48,330,655
   Class C shares                                                         255,586              --
   Class Y shares                                                          73,496          61,609
Payments for redemptions
   Class A shares                                                    (278,673,717)   (272,262,421)
   Class B shares (Note 2)                                           (146,828,644)   (125,041,535)
   Class C shares (Note 2)                                               (891,948)             --
   Class Y shares                                                        (430,440)       (106,752)
                                                                         --------        --------
Increase (decrease) in net assets from capital share transactions     444,812,188     450,782,342
                                                                      -----------     -----------
Total increase (decrease) in net assets                               424,456,756     298,565,164
Net assets at beginning of year                                     2,131,823,990   1,833,258,826
                                                                    -------------   -------------
Net assets at end of year                                          $2,556,280,746  $2,131,823,990
                                                                   ==============  ==============

Undistributed net investment income                                $      195,169   $     302,011
                                                                   --------------   -------------




See accompanying notes to financial statements.

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14   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

Notes to Financial Statements
AXP Utilities Income Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in securities of public utilities companies.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 209 shares of capital stock at $9.55 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk

-------------------------------------------------------------------------------

15   AXP UTILITIES INCOME FUND -- ANNUAL REPORT
in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividend, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

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16   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $2,400,082 and accumulated net realized gain has been increased by $2,400,082.


Dividends to shareholders
Dividends from net investment income, declared daily and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.61% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Utilities Income Fund to the Lipper Utility Funds Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $1,012,302 for the year ended June 30, 2001.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

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17   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $5,283,405 for Class A, $705,943 for Class B and $4,320 for Class C for the year ended June 30, 2001.

During the year ended June 30, 2001, the Fund's custodian and transfer agency fees were reduced by $157,843 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,317,499,635 and $2,099,551,119 respectively, for the year ended June 30, 2001. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $71,428 for the year ended June 30, 2001.


Income from securities lending amounted to $233,841 for the year ended June 30, 2001. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended June 30, 2001
                                            Class A       Class B       Class C        Class Y
----------------------------------------------------------------------------------------------
Sold                                      42,488,070    32,058,882     1,347,780       109,560
Issued for reinvested distributions        8,562,291     3,943,426        26,376         7,514
Redeemed                                 (28,407,918)  (15,068,003)      (91,704)      (43,361)
                                         -----------   -----------       -------       -------
Net increase (decrease)                   22,642,443    20,934,305     1,282,452        73,713
                                          ----------    ----------     ---------        ------

                                                      Year ended June 30, 2000
                                            Class A       Class B         Class C*     Class Y
----------------------------------------------------------------------------------------------
Sold                                      38,921,253    32,090,828        16,646        58,589
Issued for reinvested distributions       13,349,099     5,257,071            --         6,684
Redeemed                                 (28,695,630)  (13,209,670)           --       (11,281)
                                         -----------   -----------       -------       -------
Net increase (decrease)                   23,574,722    24,138,229        16,646        53,992
                                          ----------    ----------        ------        ------

* Inception date was June 26, 2000.

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18   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

5. OPTIONS CONTRACTS WRITTEN

Contracts and premium amounts associated with options contracts written are as follows:

                                       Year ended June 30, 2001
                                       Puts                      Calls
                            Contracts      Premium        Contracts   Premium
--------------------------------------------------------------------------------
Balance June 30, 2000            --      $        --          --    $        --
Opened                       13,000        1,969,933       5,000      1,812,500
Closed                      (13,000)      (1,969,933)         --             --
Expired                          --               --      (5,000)    (1,812,500)
                              -----            -----      ------     ----------
Balance June 30, 2001            --      $        --          --    $        --
                              -----            -----      ------     ----------
See "Summary of significant accounting policies."


6. BANK BORROWINGS

The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended June 30, 2001.


7. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.


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19   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)
Fiscal period ended June 30,                              2001       2000       1999     1998       1997
Net asset value, beginning of period                     $9.16      $9.91      $8.98    $ 8.04      $7.24
                                                         -----      -----      -----    ------      -----
Income from investment operations:
Net investment income (loss)                               .14        .19        .21       .24        .25
Net gains (losses) (both realized and unrealized)          .45       (.03)      1.52      1.93       1.01
                                                           ---       ----       ----      ----       ----
Total from investment operations                           .59        .16       1.73      2.17       1.26
                                                           ---        ---       ----      ----       ----
Less distributions:
Dividends from net investment income                      (.13)      (.18)      (.21)     (.23)      (.24)
Distributions from realized gains                         (.39)      (.73)      (.59)    (1.00)      (.22)
                                                          ----       ----       ----     -----       ----
Total distributions                                       (.52)      (.91)      (.80)    (1.23)      (.46)
                                                          ----       ----       ----     -----       ----
Net asset value, end of period                           $9.23      $9.16      $9.91    $ 8.98      $8.04
                                                         -----      -----      -----    ------      -----
Ratios/supplemental data
Net assets, end of period (in millions)                 $1,704     $1,484     $1,372      $973       $740
                                                        ------     ------     ------      ----       ----
Ratio of expenses to average daily net assets(c)         1.03%       .99%       .86%      .86%       .89%
                                                         ----        ---        ---       ---        ---
Ratio of net investment income (loss)
to average daily net assets                              1.62%      1.97%      2.23%     2.81%      3.42%
                                                         ----       ----       ----      ----       ----
Portfolio turnover rate
(excluding short-term securities)                          85%        89%        71%       83%        90%
                                                           --         --         --        --         --

Total return(e)                                          6.14%      1.68%     20.15%    28.40%     18.12%
                                                         ----       ----      -----     -----      -----



Class B

Per share income and capital changes(a)
Fiscal period ended June 30,                              2001       2000       1999      1998       1997
Net asset value, beginning of period                     $9.16      $9.91      $8.98    $ 8.04      $7.23
                                                         -----      -----      -----    ------      -----
Income from investment operations:


Net investment income (loss)                               .06        .12        .14       .17        .19
Net gains (losses) (both realized and unrealized)          .45       (.03)      1.52      1.94       1.03
                                                           ---       ----       ----      ----       ----

Total from investment operations                           .51        .09       1.66      2.11       1.22
                                                           ---        ---       ----      ----       ----
Less distributions:
Dividends from net investment income                      (.11)      (.11)      (.14)     (.17)      (.19)
Distributions from realized gains                         (.39)      (.73)      (.59)    (1.00)      (.22)
                                                          ----       ----       ----     -----       ----
Total distributions                                       (.50)      (.84)      (.73)    (1.17)      (.41)
                                                          ----       ----       ----     -----       ----
Net asset value, end of period                           $9.17      $9.16      $9.91    $ 8.98      $8.04
                                                         -----      -----      -----    ------      -----
Ratios/supplemental data
Net assets, end of period (in millions)                   $839       $646       $460      $201        $93
                                                          ----       ----       ----      ----        ---
Ratio of expenses to average daily net assets(c)         1.80%      1.75%      1.63%     1.62%      1.65%
                                                         ----       ----       ----      ----       ----
Ratio of net investment income
(loss) to average daily net assets                        .86%      1.21%      1.45%     2.01%      2.66%
                                                          ---       ----       ----      ----       ----
Portfolio turnover rate
(excluding short-term securities)                          85%        89%        71%       83%        90%
                                                           --         --         --        --         --

Total return(e)                                          5.27%       .97%     19.29%    27.47%     17.27%
                                                         ----        ---      -----     -----      -----

See accompanying notes to financial highlights.

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20   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

Class C

Per share income and capital changes(a)

Fiscal period ended June 30,                              2001     2000(b)
Net asset value, beginning of period                     $9.16      $9.37
                                                         -----      -----
Income from investment operations:

Net investment income (loss)                               .06         --
Net gains (losses) (both realized and unrealized)          .45       (.21)
                                                           ---       ----

Total from investment operations                           .51       (.21)
                                                           ---       ----
Less distributions:
Dividends from net investment income                      (.11)        --
Distributions from realized gains                         (.39)        --
                                                          ----       ----
Total distributions                                       (.50)        --
                                                          ----
Net asset value, end of period                           $9.17      $9.16
                                                         -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                    $12        $--
                                                           ---        ---
Ratio of expenses to average daily net assets(c)         1.80%      1.75%(d)
                                                         ----       ----
Ratio of net investment income
(loss) to average daily net assets                        .88%      1.21%(d)
                                                          ---       ----
Portfolio turnover rate
(excluding short-term securities)                          85%        89%
                                                           --         --
Total return(e)                                          5.27%     (2.35%)
                                                         ----      -----

Class Y

Per share income and capital changes(a)

Fiscal period ended June 30,                              2001      2000        1999     1998       1997
Net asset value, beginning of period                     $9.16      $9.91      $8.98    $ 8.04      $7.24
                                                         -----      -----      -----    ------      -----
Income from investment operations:
Net investment income (loss)                               .15        .20        .22       .24        .26
Net gains (losses) (both realized and unrealized)          .45       (.02)      1.52      1.94       1.02
                                                           ---       ----       ----      ----       ----
Total from investment operations                           .60        .18       1.74      2.18       1.28
                                                           ---        ---       ----      ----       ----
Less distributions:
Dividends from net investment income                      (.13)      (.20)      (.22)     (.24)      (.26)
Distributions from realized gains                         (.39)      (.73)      (.59)    (1.00)      (.22)
                                                          ----       ----       ----     -----       ----
Total distributions                                       (.52)      (.93)      (.81)    (1.24)      (.48)
                                                          ----       ----       ----     -----       ----
Net asset value, end of period                           $9.24      $9.16      $9.91    $ 8.98      $8.04
                                                         -----      -----      -----    ------      -----
Ratios/supplemental data
Net assets, end of period (in millions)                     $2         $1        $--       $--        $--
                                                            --         --        ---       ---        ---
Ratio of expenses to average daily net assets(c)          .88%       .83%       .79%      .79%       .74%
                                                          ---        ---        ---       ---        ---
Ratio of net investment income
(loss) to average daily net assets                       1.79%      2.14%      2.18%     3.02%      3.57%
                                                         ----       ----       ----      ----       ----
Portfolio turnover rate
(excluding short-term securities)                          85%        89%        71%       83%        90%
                                                           --         --         --        --         --
Total return(e)                                          6.29%      1.88%     20.25%    28.43%     18.30%
                                                         ----       ----      -----     -----      -----

See accompanying notes to financial highlights.

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21   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

Notes to financial highlights
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return

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22   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

Investments in Securities

AXP Utilities Income Fund, Inc.

June 30, 2001
(Percentages represent value of investments compared to net assets)

Common stocks (88.9%)
Issuer                                Shares          Value(a)

Electronics (--%)
Active Power                          70,000(b)     $1,167,600

Energy (7.2%)
Alberta Energy                       300,000(c)     12,355,034
Arch Coal                            300,000         7,761,000
Atmos Energy                         500,000        12,230,000
Chevron                              125,000        11,312,500
Conoco Cl B                          400,000        11,560,000
FirstEnergy                          600,000        19,296,000
Kerr-McGee                           150,000         9,940,500
Mirant                             2,500,000(b)     86,000,000
Murphy Oil                           200,000        14,720,000
Total                                              185,175,034

Energy equipment & services (0.1%)
Halliburton                          100,000         3,560,000

Utilities -- electric (45.2%)
Allegheny Energy                   1,700,000        82,025,000
Allete                               700,000        15,750,000
American Water Works                 500,000        16,485,000
Calpine                            1,200,000(b)     45,360,000
Constellation Energy Group         1,400,000        59,640,000
Dominion Resources                 1,700,000       102,221,000
DTE Energy                         1,800,000        83,592,000
Duke Energy                        2,000,000        78,020,000
Entergy                            1,350,000        51,826,500
Exelon                             1,000,000        64,120,000
FPL Group                            300,000        18,063,000
MDU Resources Group                  800,000        25,312,000
NiSource                           3,000,000        81,990,000
NRG Energy                         1,500,000(b)     33,120,000
Pinnacle West Capital                700,000        33,180,000
PPL                                1,850,000       101,750,000
Public Service
     Enterprise Group              1,200,000        58,680,000
Southern Co                        1,200,000        27,900,000
Teco Energy                        2,400,000        73,200,000

TXU                                  600,000        28,914,000

UtiliCorp United                     600,000        18,426,000
Xcel Energy                        1,900,000        54,055,000
Total                                            1,153,629,500

Utilities -- gas (15.9%)
AGL Resources                        500,000        11,875,000
Dynegy Cl A                        2,200,000       102,300,000
El Paso                            1,000,000        52,540,000
Equitable Resources                1,860,000        61,956,600
KeySpan                            1,650,000        60,192,000
New Jersey Resources                 500,000        22,600,000
NICOR                                500,000        19,490,000
Questar                            1,200,000        29,712,000
Williams Companies                 1,400,000        46,130,000
Total                                              406,795,600

Utilities -- telephone (20.4%)
BCE  1,800,000(c)                 47,340,000
BellSouth                          2,500,000       100,675,000
BroadWing                          1,100,000(b)     26,895,000
CenturyTel                           243,000         7,362,900
Intermedia Communications             10,118(b)        150,758
Qwest Communications Intl          1,800,000        57,366,000
SBC Communications                 2,000,000        80,120,000
Sprint (FON Group)                 2,200,000        46,992,000
Verizon Communications             2,600,000       139,100,000

WorldCom-MCI Group                 1,000,000(b)     16,100,000

Total                                              522,101,658

Total common stocks
(Cost: $2,069,062,678)                          $2,272,429,392


Preferred stocks (2.1%)

Issuer                                Shares          Value(a)
Cox Communications
     7.00% Cm Cv PRIDES              350,000(e)    $19,731,250
Dominion Resources
     9.50% Cv                        200,000        11,560,000
Duke Energy
     8.25% Cv                        400,000        10,260,000
Global Crossing
     6.38% Cm Cv                     137,000(c)      5,411,500
PPL Capital Funding Trust I
     7.75% Cv                        234,400         5,953,760

Total preferred stocks

(Cost: $54,905,274)                                $52,916,510

See accompanying notes to investments in securities.

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23   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

Bond (0.8%)
Issuer                                Coupon         Principal          Value(a)
                                        rate            amount
Comcast
   Zero Coupon Cv
     12-19-20                           .87%    $23,810,000(f)       $19,367,054

Total bond
(Cost: $20,108,538)                                                  $19,367,054

Short-term securities (8.9%)
Issuer                            Annualized            Amount          Value(a)
                               yield on date        payable at
                                 of purchase          maturity

U.S. government agencies (5.8%)
Federal Home Loan Bank Disc Nts
     07-27-01                         3.87%        $16,300,000       $16,251,063
     08-15-01                         3.62          15,300,000        15,228,090
     08-31-01                         3.68          15,000,000        14,903,925
Federal Home Loan Mtge Corp Disc Nts
     07-06-01                         4.58             600,000           599,494
     07-31-01                         3.81          14,600,000        14,550,748
     08-21-01                         3.55          35,000,000        34,818,106
Federal Natl Mtge Assn Disc Nts
     07-30-01                         3.84          30,000,000        29,901,057
     08-09-01                         3.87           7,700,000         7,665,149
     08-13-01                         3.56          14,300,000        14,236,722
     08-13-01                         3.62           1,900,000         1,891,450
Total                                                                150,045,804

Commercial paper (3.0%)
Emerson Electric
     07-02-01                         4.16          23,700,000(d)     23,691,784
Falcon Asset
     07-09-01                         4.59          20,900,000(d)     20,876,197
Gannett
     07-11-01                         3.97           3,000,000(d)      2,996,040
GE Capital Intl Funding
     07-23-01                         3.73           1,300,000(d)      1,296,776
Heinz (HJ)
     07-13-01                         3.94           2,000,000(d)      1,996,943
Hewlett-Packard
     08-17-01                         3.82           1,100,000(d)      1,094,047
Societe Generale North America
     08-10-01                         3.98           4,900,000         4,876,915
     10-22-01                         3.58           1,600,000         1,580,833
Southern Company Funding
     07-27-01                         3.79          11,500,000(d)     11,466,190
UBS Finance
     11-13-01                         3.74           6,300,000         6,210,333
Total                                                                 76,086,058

Letter of credit (0.1%)
Bank of America-
AES Hawaii
     07-13-01                         3.81           1,600,000         1,597,636

Total short-term securities
(Cost: $227,755,108)                                                $227,729,498

Total investments in securities
(Cost: $2,371,831,598)(g)                                         $2,572,442,454


See accompanying notes to investments in securities.

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24   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of June 30, 2001, the value of foreign securities represented 2.55% of net assets.
(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(e) PRIDES (Preferred Redeemable Increased Dividend Equity Securities) are structured as convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.
(f)  For  zero  coupon  bonds,  the  interest  rate  disclosed   represents  the
     annualized effective yield on the date of acquisition.

(g) At June 30, 2001, the cost of securities for federal income tax purposes was $2,375,320,429 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $272,532,063
     Unrealized depreciation                                    (75,410,038)
                                                                -----------
     Net unrealized appreciation                               $197,122,025
                                                               ------------


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25   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Utilities Income Fund, Inc.
Fiscal year ended June 30, 2001

Class A

Income distributions taxable as dividend income, 100% qualifying for deduction by corporations.


Payable date                                                  Per share
Sept. 21, 2000                                                 $0.03849
Dec. 20, 2000                                                   0.03564
March 27, 2001                                                  0.02659
June 27, 2001                                                   0.03396
Total                                                          $0.13468

Capital gain distribution taxable as long-term capital gain.
Payable date                                                  Per share
Dec. 20, 2000                                                  $0.38556
Total distributions                                            $0.52024

Class B

Income distributions taxable as dividend income, 100% qualifying for deduction by corporations.


Payable date                                                  Per share
Sept. 21, 2000                                                 $0.03069
Dec. 20, 2000                                                   0.03139
March 27, 2001                                                  0.02306
June 27, 2001                                                   0.03073
Total                                                          $0.11587

Capital gain distribution taxable as long-term capital gain.
Payable date                                                  Per share
Dec. 20, 2000                                                  $0.38556
Total distributions                                            $0.50143

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26   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

Class C

Income distributions taxable as dividend income, 100% qualifying for deduction by corporations.


Payable date                                                  Per share
Sept. 21, 2000                                                 $0.03161
Dec. 20, 2000                                                   0.03038
March 27, 2001                                                  0.02310
June 27, 2001                                                   0.03073
Total                                                          $0.11582

Capital gain distribution taxable as long-term capital gain.
Payable date                                                  Per share
Dec. 20, 2000                                                  $0.38556
Total distributions                                            $0.50138

Class Y

Income distributions taxable as dividend income, 100% qualifying for deduction by corporations.


Payable date                                                  Per share
Sept. 21, 2000                                                 $0.04014
Dec. 20, 2000                                                   0.03661
March 27, 2001                                                  0.02735
June 27, 2001                                                   0.03465
Total                                                          $0.13875

Capital gain distribution taxable as long-term capital gain.
Payable date                                                  Per share
Dec. 20, 2000                                                  $0.38556
Total distributions                                            $0.52431

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27   AXP UTILITIES INCOME FUND -- ANNUAL REPORT

AXP Utilities Income Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

                                                            PRSRT STD AUTO
                                                             U.S. POSTAGE
                                                                 PAID
                                                               AMERICAN
                                                                EXPRESS

Ticker Symbol
Class A: INUTX        Class B: IUTBX
Class C: ACUIX        Class Y: N/A

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                            S-6341 V (8/01)